UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2019

OASIS PETROLEUM INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin Street, Suite 1500 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 404-9500

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	OAS	New York Stock Exchange

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Company held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”) on April 30, 2019. At the Annual Meeting, the Company’s shareholders approved the First Amendment (the “Amendment”) to the Company's Amended and Restated 2010 Long Term Incentive Plan (the “Plan”), which provided for an increase in the number of shares of the Company’s common stock available for grant under the Plan by 1,300,000 shares and extended the term of the Plan to April 30, 2029. The Amendment was made effective as of April 30, 2019. A description of the material terms of the Plan was included in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 21, 2019. In addition, the foregoing summary is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.
Item 5.07    Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the Company’s shareholders were requested to: (1) elect two Class III Directors to serve on the Company’s Board of Directors for a term of office expiring at the Company’s 2022 Annual Meeting of Shareholders; (2) ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2019; (3) approve, on an advisory basis, the compensation of our named executive officers as disclosed in the Company's proxy statement; and (4) approve the Amendment. The following are the final voting results on proposals considered and voted upon at the meeting, each of which is more fully described in the Company’s proxy statement filed on March 21, 2019:
1.    Each of the Class III directors that were up for election was elected for a term of three years. Votes regarding the election of these directors were as follows:

NOMINEE	VOTES FOR	WITHHELD	BROKER NON-VOTES
Michael McShane	225,107,627	5,048,031	53,476,359
Thomas B. Nusz	228,402,686	1,752,972	53,476,359
2.    PricewaterhouseCoopers LLP was ratified as the Company’s independent registered public accounting firm for 2019. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
278,090,717	5,161,988	379,312
3.    The Board proposal seeking approval, on an advisory basis, of the compensation of the Company’s executive officers was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
226,591,028	2,997,944	566,686	53,476,359
4.    The Board proposal seeking approval of the First Amendment to the Amended and Restated 2010 Long Term Incentive Plan was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
225,374,894	4,526,037	254,727	53,476,359

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

10.1	First Amendment to Amended and Restated 2010 Long Term Incentive Plan of Oasis Petroleum Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OASIS PETROLEUM INC. (Registrant)

Date: May 3, 2019	By:	/s/ Nickolas J. Lorentzatos
Nickolas J. Lorentzatos
Executive Vice President, General Counsel and Corporate Secretary

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